QUARTERLY REPORT
                               DECEMBER 31, 1999

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 12/31/99 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

                  FMI Focus Fund     Standard & Poor's 500    Russell 2000
12/16/96             $10,000               $10,000              $10,000
12/31/96             $10,245               $10,280              $10,350
3/31/97              $10,736               $10,549               $9,815
6/30/97              $12,709               $12,390              $11,406
9/30/97              $16,796               $13,333              $13,103
12/31/97             $17,391               $13,712              $12,664
3/31/98              $19,876               $15,626              $13,938
6/30/98              $19,687               $16,145              $13,289
9/30/98              $17,838               $14,553              $10,611
12/31/98             $23,561               $17,654              $12,342
3/31/99              $22,826               $18,533              $11,673
6/30/99              $27,450               $19,840              $13,488
9/30/99              $26,372               $18,599              $12,634
12/31/99             $36,304               $21,387              $14,965

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 12/31/99

                                                                    Annualized
                                                             Total Return*<F1>
                                        Total Return*<F1>     Through 12/31/99
                    Total Return*<F1>        For the Year            From Fund
                        Last 3 Months      Ended 12/31/99   Inception 12/16/96
-------------------------------------------------------------------------------
FMI Focus Fund                  37.7%               54.1%                52.8%
Standard & Poor's 500           14.5%               21.1%                28.4%
Russell 2000                    18.4%               21.3%                14.2%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

                                                                   March 3, 2000

Dear Fellow Shareholders:

  On December 16th, your FMI Focus Fund celebrated its third year anniversary (thus establishing an important, official "track record"). We have worked extremely hard over this time frame, and our "labor of love" is paying off. The table below illustrates the Funds compounded annual growth rate over a three-year period versus the S&P 500 and Russell 2000 Indexes. Morningstar, the widely respected mutual fund rating firm, recently assigned a five star rating to the Fund. On a calendar year basis, our three year performance recently earned a Morningstar 5-Star rating.+<F2>

  Before discussing the most recent quarter and outlook, we would like to thank our families (especially our wives), associates at Fiduciary Management, brokers, and fellow shareholders. The Fund's success would not have been possible without their understanding and support. Our calendar year results also would not have been possible without the classic Focus Fund Fourth Quarter
                                                      -------------------------
Final Rally.  This year's surge was driven by our misunderstood technology
-----------
stocks. The Fund returned 37.7% during the quarter compared to 14.5% for the S&P 500 and 18.4% for the Russell 2000 Index. The boom in tech stocks was even more apparent in the Nasdaq 100 Index, which surged 54.0% in the quarter. We attribute the strength in this sector to the increasing role of technology in supporting low inflationary growth in the United States and investors' optimistic expectations that the role will continue to expand.

                             EXECUTION & MANAGEMENT

  A significant element of stockpicking is aligning with a good management team. Once we invest in a company, it's up to the management to execute. Fortunately, over the years we have met some excellent leaders. As part of this special third year report, the FMI Focus Fund is starting a new tradition by honoring great executives with our 1st Annual FMI Focus Fund 5-Star Award. This years recipients are the Rigas Family, Neal Hansen and John Mutch.

  Adelphia is derived from the Greek word for brothers. John and Gus Rigas built one of the earliest community antenna television (CATV) systems in the 1950s in Pennsylvania. Since then, a second generation of brothers, Michael, Timothy, and James have dramatically grown the cable business and expanded into the competitive local exchange carrier (CLEC) market. When we first invested in Adelphia Communications Corp. (ADLAC), it was a small regional cable operator that was relatively ignored by Wall Street and undervalued. What a difference a year makes! The Company surprised the investment community when it bought Century Communications, Frontiervision, and Harron Communications doubling in size to roughly five million subscribers. The Fund also owned Century Communications. After meeting with Tim Rigas at an industry trade show, we decided not only to convert into more Adelphia stock but also to invest more in the CLEC operation. Although ADLAC shareholders have benefited from the Company's recent recognition, we still believe that the stock is undervalued on a relative as well as an absolute basis. One reason for the valuation disparity is the value of the Company's CLEC subsidiary - Adelphia Business Solutions (formerly Hyperion). We learned about this stock while doing research on the parent company. The voice/data market for small-to-medium sized businesses is large and growing. This industry has just begun to blossom after the global financial meltdown in the fall of 1998 made it difficult to access capital. The winners last year proved to be those firms that executed on their stated
                                                --------
business plan and had access to capital. Adelphia Business Solutions is clearly one of the industry leaders. We think there are synergies to operating companies in both sectors, specifically network equipment savings, carrying long haul voice traffic and being the cable Internet Service Provider (ISP). If the Rigas team continues to execute, we probably will be talking about them again next year. It's also comforting to know that the Rigas family owns a significant amount of stock in their companies.

  Neal C. Hansen, Chairman and Chief Executive Officer of CSG Systems International, Inc. is a focused, hard-driving leader. If we were to assemble a football team from our portfolio companies, Neal would be our captain and start at both middle linebacker and fullback. We met Neal at the National Cable Television Association trade show in Chicago last summer. His management team gave us a full booth tour, pointed us to their competitors' booths, and invited us to meet customers at a cocktail party. We were very impressed with the leadership of the organization and its focus on helping their customers become more productive and more profitable. At that time the stock price had been cut in half on fears that the Company's earnings growth would slow, due to lackluster cable subscriber growth (CSG Systems is the leading billing and customer care provider for the industry). Wall Street clearly misunderstood CSG's economic model. The Company develops software and solutions as well as being the billing engine for cable operators, so there is excellent growth prospects on a revenue per subscriber basis as customers deliver new services to the public. Instead of listening to the bears and "clamming up", Neal and his team went on the road to tell their story while beating analysts' expectations. The stock has since recovered nicely. Thank you Neal.

  HNC Software has been on our radar screen since it went public.  Our intensive research of the financial services industry directed us to this predictive software solutions provider. Banks and insurance/healthcare companies employ HNC products for fraud detection purposes (i.e. credit card, Medicare/Medicaid comp.). The neural network technology is fascinating and the economic model has 70% recurring revenue. Each transaction represents a few cents or a few dollars depending on the pricing. Historically, the stock could never breakout of a trading range. We originally purchased the stock at the low end of this range (mid-to-high twenties) only to watch the stock get halved after a preannounced earnings shortfall due to Y2K (we purchased more shares). At that time, the biggest risk for the Company was losing some of its scientists and statisticians to other high tech firms. We met the recently appointed President and CEO, John Mutch, at an analyst meeting later in the year. Mr. Mutch had been President of HNC Insurance Solutions. He came to HNC in 1997 as the VP of Corporate Marketing. Prior to joining the Company, he founded a private equity fund that invested in start-up technology companies and held several executive marketing positions at Microsoft. Needless to say, we think very highly of John Mutch. During the meeting, it became apparent to us that there would be some unlocking of shareholder value sooner rather than later. In the fourth quarter, the Company spunout its retail subsidiary, Retek (Nasdaq:
RETK). Retek provides retailers with robust e-commerce and supply chain management software solutions. The Company plans on aggressively selling solutions into the electronic commerce market through its eHNC division. The interactivity of the internet provides a multitude of opportunities for HNC's neural network core competency. In due time, management will spinout this
division too.   The Fund has made a lot of money on this position in a short period of time. We attribute this rapid value creation to John Mutch. He took a promising franchise to the next level at a critical juncture in the Company's history. He has since restructured the organization in order to further drive shareholder value. This may only be the beginning...

  Congratulations to our first time FMI Focus Fund Five Star award recipients. Who will receive next year's honors? There are plenty of candidates, Tom Rogers, Chairman and CEO, Primedia, Inc. is definitely an up & comer for next year's award and he has only been on the job for three months. Christopher Allison, Chairman and CEO, Tollgrade Communications has distanced himself from the pack having delivered a whopping fourth quarter. In good markets or bad, we will continue our tireless search for the next Bucyrus International, Jones Intercable, HNC Software, or Tollgrade Communications. They are out there and we intend to find them.

  In summary, we would once again like to thank our families, friends and loyal shareholders for "Hanging in There" over the past three years. Today the market is in uncharted waters, interest rates are rising, and we are searching for buoys. Rather than analyzing macroeconomic conditions and the Fed, we are focusing on company fundamentals. One thing for sure is that there will be more volatility and more opportunity. We will continue to work hard and stay focused
----------     ----------------
and not become overly optimistic or pessimistic about the market and its future course.

  Sincerely,

  /s/ Ted D. Kellner                         /s/ Richard E. Lane

   Ted D. Kellner, C.F.A.                    Richard E. Lane, C.F.A.
   Portfolio Manager                         Portfolio Manager

+<F2> Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/99. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three, five, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. FMI Focus Fund received 5 stars for the three-year period ending 12/31/99. Five stars is the highest rating, representing the top 10% of the funds in a broad asset class. The Fund was rated among 4,535 funds (as of 12/31/99) for the three-year period.

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI Focus Fund
STATEMENT OF NET ASSETS
December 31, 1999 (Unaudited)

                                                                     QUOTED
                                                                     MARKET
SHARES                                                            VALUE (B)<F4>
------                                                            -------------

LONG-TERM INVESTMENTS -- 100.9% (A)<F3>

COMMON STOCKS -- 100.9% (A)<F3>

           BANKS -- 4.6%
  47,500   AMCORE Financial, Inc.                                  $ 1,140,000
  24,000   Associated Banc-Corp.                                       822,000
  36,200   Blackhawk Bancorp, Inc.                                     497,750
                                                                   -----------
                                                                     2,459,750

           CHEMICAL/SPECIALTY MATERIALS -- 1.7%
  29,500   Georgia Gulf Corp.                                          897,906

           COMMUNICATIONS EQUIPMENT -- 14.9%
  31,974   ADC Telecommunications, Inc.                              2,320,113
  17,000   ANADIGICS, Inc.                                             802,187
  24,000   Andrew Corp.                                                454,500
   9,000   Aware, Inc./MASS                                            327,375
  29,000   Channell Commercial Corp.                                   331,688
  30,000   Stamford International Inc.                                 405,000
  17,000   Tekelec                                                     382,500
  15,000   Teltrend Inc.                                               453,750
  72,000   Tollgrade Communications Inc.                             2,484,000
                                                                   -----------
                                                                     7,961,113

           COMMUNICATIONS SERVICES/CABLE -- 24.1%
  20,000   ACTV, Inc.                                                  913,750
  33,348   Adelphia Communications Corp.                             2,188,462
  42,500   Adelphia Business Solutions, Inc.                         2,040,000
  30,350   Allied Riser Communications Corp.                           627,866
  25,000   Bell Canada International Inc.                              567,187
  21,500   Classic Communications, Inc.                                786,094
  37,000   CSG Systems International, Inc.                           1,475,375
  15,000   ICG Communications, Inc.                                    281,250
   7,100   Jones Intercable, Inc.                                      493,450
  12,000   Jones Intercable, Inc. Cl A                                 831,750
  21,000   MasTec, Inc.                                                934,500
  14,000   Omnipoint Corp.                                           1,688,750
  30,000   Paging Network, Inc.                                         24,375
                                                                   -----------
                                                                    12,852,809

           COMMUNICATIONS SERVICES/MEDIA -- 12.8%
  10,500   InterVU, Inc.                                             1,102,500
  34,500   LodgeNet Entertainment Corp.                                858,187
  12,000   Playboy Enterprises, Inc. Cl B                              291,750
  86,000   PRIMEDIA Inc.                                             1,419,000
  15,000   StarMedia Network, Inc.                                     600,938
  23,000   True North Communications, Inc.                           1,027,813
  47,000   World Wrestling Federation
             Entertainment, Inc.                                       810,750
  46,000   Ziff-Davis Inc. Series ZD                                   727,375
                                                                   -----------
                                                                     6,838,313

           COMPUTERS & ELECTRONICS -- 16.2%
  39,000   Arrow Electronics, Inc.                                     989,625
  10,000   C.P. Clare Corp.                                            105,000
  30,000   Daisytek International Corp.                                699,375
  24,000   The DII Group, Inc.                                       1,703,249
  35,000   General Semiconductor, Inc.                                 496,563
   8,000   LeCroy Corp.                                                 98,000
  12,000   MetaCreations Corp.                                         103,124
  12,500   MicroTouch Systems, Inc.                                    157,813
  20,000   Mitel Corp.                                                 275,000
  31,000   MKS Instruments, Inc.                                     1,119,875
  53,000   Varian Inc.                                               1,192,500
  31,250   Vishay Intertechnology, Inc.                                988,281
  12,000   Zebra Technologies Corp.                                    702,000
                                                                   -----------
                                                                     8,630,405

           CONSUMER PRODUCTS & RETAIL -- 1.1%
  20,000   Sotheby's Holdings, Inc.                                    600,000

           CONSUMER SERVICES --2.1%
  10,900   Pfsweb Inc.                                                 408,750
   9,200   Retek Inc.                                                  692,300
                                                                   -----------
                                                                     1,101,050

           ENERGY/ENERGY SERVICES -- 4.3%
   7,000   St. Mary Land & Exploration Co.                             173,250
  19,000   Noble Affiliates, Inc.                                      407,313
  61,250   Pride International, Inc.                                   895,781
 103,000   Santa Fe Snyder Corp.                                       824,000
                                                                   -----------
                                                                     2,300,344

           FINANCIAL SERVICE -- 7.2%
  28,000   Heller Financial, Inc.                                      561,750
  27,900   HNC Software Inc.                                         2,950,425
  14,000   SunGard Data Systems Inc.                                   332,500
                                                                   -----------
                                                                     3,844,675

           HEALTH INDUSTRIES -- 4.9%
  30,900   Millipore Corp.                                           1,193,512
  47,500   Quest Diagnostics Inc.                                    1,451,719
                                                                   -----------
                                                                     2,645,231

           INDUSTRIAL & TRANSPORTATION PRODUCTS -- 5.0%
  20,000   The Alpine Group, Inc.                                      257,500
  21,500   Applied Power Inc.                                          790,125
  15,500   Dura Automotive Systems, Inc.                               270,281
  18,000   The Manitowoc Company, Inc.                                 612,000
  26,000   Oshkosh Truck Corp.                                         762,125
                                                                   -----------
                                                                     2,692,031

           INDUSTRIAL SERVICES -- 0.6%
  10,000   Republic Services, Inc.                                     143,750
  12,000   Tetra Tech, Inc.                                            184,500
                                                                   -----------
                                                                       328,250

           INSURANCE -- 1.0%
  41,600   CNA Surety Corp.                                            540,800

           PRINTING/PUBLISHING/FORMS -- 0.4%
   5,000   ImageX.com, Inc.                                            209,375
                                                                   -----------
               Total common stocks                                  53,902,052

OPTIONS -- 0.0% (A)<F3>
      11   Daisytek International Corp. call
             options, expiration
             January 22, 2000,
             exercise price $22.50 (c)<F5>                               2,372
                                                                   -----------
               Total options                                             2,372
                                                                   -----------
               Total long-term investments                          53,904,424

SHORT-TERM INVESTMENTS -- 0.0% (A)<F3>

           VARIABLE RATE DEMAND NOTE

 $16,121   Wisconsin Corporate Central
             Credit Union                                               16,121
                                                                   -----------
               Total investments                                    53,920,545

           Liabilities, less cash and
             receivables (0.9%) (A)<F3>                               (490,342)
                                                                   -----------
               Net Assets                                          $53,430,203
                                                                   -----------
                                                                   -----------
               Net Asset Value Per Share
                 ($0.01 par value 500,000,000
                 shares authorized), offering
                 and redemption price
                 ($53,430,203 / 2,045,599
                 shares outstanding)                               $     26.12
                                                                   -----------
                                                                   -----------

(a)<F3> Percentages for the various classifications relate to net assets.
(b)<F4> Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value.
(c)<F5> The Fund may write call options on securities. By writing a call option, and receiving a premium, the Fund may be obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.

        For the period ending December 31, 1999, the FMI Focus Fund has written the following call options:
                                                        # OF
                                                      CONTRACTS         COST
                                                      ---------         ----
        Balance at October 1, 1999                         0           $    0
        Options written (Daisytek 01/00)                  11            2,508
        Options exercised                                 --               --
        Options expired                                   --               --
        Options closed                                    --               --
                                                         ---           ------
        Balance at December 31, 1999                      11           $2,508
                                                         ---           ------
                                                         ---           ------

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                           FIRSTAR BANK MILWAUKEE, NA
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.